UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2026

PISMO COAST VILLAGE INC.
(Exact name of registrant as specified in its charter)

California	0-8463	95-2990441
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 South Dolliver Street
 Pismo Beach, California, United States 93449
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Appointment of Principal Officers

On February 21, 2026, the Board of Directors of Pismo Coast Village, Inc. selected the following Executive Officers to serve until the annual meeting in January 2027, or until their successors are elected and have qualified:

President/Chief Executive Officer	George Pappi
Executive Vice President	Karen King
Vice President/Chief Financial Officer	Barbara Boswell
Vice President - Operations	Deon Bozzo
Vice President - Secretary	Rebecca Moore

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Shareholders of Pismo Coast Village, Inc. was held on January 17, 2026, at 9:00 am at the South County Regional Center 800 West Branch St, Arroyo Grande CA 93420. The meeting was adjourned for lack of quorum and reconvened  on February 21, 2026 at 9:00 am at the Pismo Coast Village Clubhouse 165 South Dolliver, Pismo Beach CA 93449  At the reconvened meeting, the following matters were voted on by the shareholders:

PROPOSAL 1

ELECTION OF DIRECTORS

The following eighteen (18) directors were elected to serve until the 2027 meeting or until their successors are elected and have qualified. The total number of vote cast for each director is set forth below:

Andrews, Justin	567
Bessom, David	541
Blank, Sam	537
Boswell, Barbara	539
Bozzo, Deon	540
Buchaklian, Harry	535
Bump, Christopher	570
Colvin, Suzanne	540
Dougherty, Kim	540
Enns, Rodney	530
Hughes, Terris	527
Johnson, Marcus	534
King, Karen	535
Moore, Rebecca	576
Nunlist, Ron	529
Pappi, George	594
Plumley, Dwight	584
Willems, Garry	530

PROPOSAL 2

Approval of the selection of WithumSmith+Brown, PC to serve as independent certified public accounts for the Company for Fiscal Year 2025-2026

Affirmative Votes:	577
Negative Votes:	10
Abstentions:	35

Results:	Passed

PROPOSAL 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

Advisory, non-binding approval of the compensation of the Company's named executive officer(s)

Affirmative Votes:	532
Negative Votes:	32
Abstentions:	58

Results:	Passed

PROPOSAL 4 -SHAREHOLDER PROPOSAL TO AMEND BYLAWS (OVERSIZED SLATE)

This proposal was not properly presented at the continued meeting because neither the proponent (Jerry Roberts) nor a qualified representative appeared. Accordingly, the proposal was not considered or acted upon by the shareholders and no vote was taken at the meeting.

Although the proposal was not presented or voted upon at the meeting, the following votes had been received by proxy prior to the meeting:

Affirmative Votes:	231
Negative Votes:	345
Abstentions:	46

PROPOSAL 5 - SHAREHOLDER ADVISORY PROPOSAL REGARDING BOARD TERM LIMITS

This proposal was not properly presented at the continued meeting because neither the proponent (Nancy Glandon) nor a qualified representative appeared. Accordingly, the proposal was not considered or acted upon by the shareholders and no vote was taken at the meeting.

Although the proposal was not presented or voted upon at the meeting, the following votes had been received by proxy prior to the meeting:

Affirmative Votes:	269
Negative Votes:	313
Abstentions:	40

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date: February 24, 2026

/s/  REBECCA MOORE

Rebecca Moore

Vice President - Secretary